SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported)

November 19, 2003

Halliburton Company

(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation	1-3492 Commission File Number	No. 75-2677995 IRS Employer Identification Number

1401 McKinney, Suite 2400

Houston, Texas 77010

(Address of principal executive offices)

Registrant’s telephone number, including area code – 713-759-2600

INFORMATION TO BE INCLUDED IN REPORT

Item 9.	Regulation FD Disclosure

The Registrant hereby furnishes the Supplemental Disclosure Statement dated November 14, 2003 to the Disclosure Statement dated September 18, 2003 of its subsidiaries DII Industries, LLC, Kellogg Brown & Root, Inc. and other affected subsidiaries with United States operations. Mailing of the Supplemental Disclosure Statement commenced on November 19, 2003. A copy of the Supplemental Disclosure Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Supplemental Disclosure Statement and the Exhibits that were amended in connection with Supplemental Disclosure Statement dated November 14, 2003 can be viewed and downloaded at www.dresser-kbr-prepack.com. You may download or request hard copies of the Exhibits using the links below the heading “Document Center”, subheading “Disclosure Statement.”

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The information, including the Exhibits the registrant furnishes in this report, are not deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

(c)	Exhibits.

Exhibit 99.1 – Supplemental Disclosure Statement.

The Supplemental Disclosure Statement and the Exhibits that were amended in connection with Supplemental Disclosure Statement dated November 14, 2003 can be viewed and downloaded at www.dresser-kbr-prepack.com. You may download or request hard copies of the Exhibits using the links below the heading “Document Center”, subheading “Disclosure Statement.”

NOTE: The statements in this report that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the risks of judgments against the company’s subsidiaries and predecessors in asbestos litigation pending and currently on appeal, the inability of insurers for asbestos exposures to pay claims or a delay in the payment of such claims, future asbestos claims defense and settlement costs, the risks of judgments against the company and its subsidiaries in other litigation and proceedings, including shareholder lawsuits, securities laws inquiries, contract disputes, patent infringements and environmental matters, legislation, changes in government regulations and adverse reaction to scrutiny involving the company; political risks, including the risks of unsettled political conditions, war and the effects of terrorism, foreign operations and foreign exchange rates and controls; liquidity risks, including the risks of potential reductions in debt ratings, access to credit, availability and costs of financing and ability to raise capital; weather-related risks; customer risks, including the risks of changes in capital spending and claims negotiations; industry risks, including the risks of changes that affect the demand for or price of oil and/or gas, structural changes in the industries in which the company operates, risks of fixed-fee projects and risks of complex business arrangements; systems risks, including the risks of successful development and installation of financial systems; and personnel and merger/reorganization/disposition risks, including the risks of increased competition for employees, successful integration of acquired businesses, effective restructuring efforts and successful completion of planned dispositions. Please see Halliburton’s Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended September 30, 2003 for a more complete discussion of such risk factors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date:	November 25, 2003	By:	/S/ MARGARET E. CARRIERE
Margaret E. Carriere
Vice President and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Supplemental Disclosure Statement

The Supplemental Disclosure Statement and the Exhibits that were amended in connection with Supplemental Disclosure Statement dated November 14, 2003 can be viewed and downloaded at www.dresser-kbr-prepack.com. You may download or request hard copies of the Exhibits using the links below the heading “Document Center,” subheading “Disclosure Statement.”